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                                                                    EXHIBIT 32.1

                           CERTIFICATION PURSUANT TO
                            18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the Annual Report of Team, Inc. (the Company) on Form 10-K for the period ending May 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the Report), I, Phillip J. Hawk, Chairman and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

          (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

          (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

                                          --------------------------------------
                                                      Philip J. Hawk
                                           Chairman and Chief Executive Officer

August 26, 2003